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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): June 20, 2005

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On June 20, 2005, Southern California Edison Company agreed to sell $350,000,000 5.35% First and
Refunding Mortgage Bonds, Series 2005E, Due 2035 ("New Bonds").  For further information concerning the New
Bonds, refer to the exhibits contained in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         See the Exhibit Index below.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY
                                                 (Registrant)

                                                 /S/ LINDA G. SULLIVAN
                                                 ----------------------------------------
                                                 LINDA G. SULLIVAN
                                                 Vice President and Controller

June 24, 2005

                                                   EXHIBIT INDEX

Exhibit
Number                                  Description
------                                  -----------

1                          Underwriting Agreement dated as of June 20, 2005

4.1                        One Hundred Ninth Supplemental Indenture dated as of June 20, 2005

4.2                        Certificate as to Actions Taken by Officer of Southern California Edison Company,
                           dated as of June 20, 2005

5                          Opinion of Counsel

12.1                       Statement re Computation of Ratios of Earnings to Combined Fixed Charges and Preferred
                           Stock Dividends

12.2                       Statement re Computation of Ratios of Earnings to Fixed Charges

25.1                       Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Bank of New York Trust Company, N.A., as Trustee under the Indenture
                           (First Mortgage Bonds)